

SYNERGY RESOURCES CORPORATION

Corporate Management Presentation
NYSE MKT: SYRG
June 2012

Disclaimer: Forward Looking Statements

SYNERGY RESOURCES CORPORATION

Cautionary Statement Regarding Forward-Looking Statements

- This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.
- Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management.
- Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's reports.
- Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Introductions – Key Senior Executives

SYNERGY RESOURCES CORPORATION

Company's Management has Owned/Operated 300+ D-J Basin Wells in the Last 30+ years.

Key Corporate Executives

- **Edward Holloway, *President, Chief Executive Officer, Director***
  - 25+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Co-Founder, Cache Exploration Inc.
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board Member of Denver-Julesburg Petroleum Association
  - Past President of Colorado Oil and Gas Association – 1990

- **William Scaff Jr., *Vice President, Secretary, Treasurer, Director***
  - 20+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June 2008
  - Former Dresser Industries Area Manager and Total Petroleum Regional Manager
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board Trustee of Colorado/Wyoming Petroleum Marketers Association

- **Frank Jennings, *Principal Financial Officer***
  - 20+ years of accounting and finance experience; MBA from Indiana University
  - Joined Synergy full time in March 2011, after serving on a part time basis since 2008
  - Five years as Chief Financial Officer of Gold Resource Corporation (NYSE Amex: GORO)
  - Ten years as CPA with PriceWaterhouseCoopers in Houston
  - Four years as Audit Manager with The Walt Disney Companies
  - Experience in oil and gas drilling, services, exploration and production

Introductions - Board of Directors

SYNERGY RESOURCES CORPORATION

Edward Holloway
- Director – June 2008

Raymond McElhaney*
- Director – May 2005

R.W. "Bud" Noffsinger, III*
- Director – September 2009

Rick Wilber*
- Director – June 2008

William Scaff, Jr.
- Director – June 2008

Bill Conrad*
- Director – May 2005

George Seward
- Director – July 2010

- George Seward was appointed as a Director in July 2010. Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.

- The management team has significant oil and natural gas experience combined with financial management expertise.

(*) Denotes independent director.

Company Overview

SYNERGY RESOURCES CORPORATION

- Independent operator in the exploration and production of crude oil and natural gas focusing in the Denver-Julesburg Basin
- Identify opportunities, acquire acreage, drill and develop producing wells by leveraging extensive experience and relationships
- Expand acreage position in the thriving Denver-Julesburg Basin and develop low cost and low risk vertical wells with nearly a ***100% success rate***
- Favorable oil and gas contracts in place





Highlights Snapshot

SYNERGY RESOURCES CORPORATION

Rapidly Growing Production	Exit Rate as of May 31, 2012 of 1,600 BOED
Concentration in Wattenberg Field	445 net Wattenberg low-risk drilling locations on 20 acre spacing. 100+ wells in the permitting process, permits valid for 2 years
Upside Potential	Wattenberg Horizontal Drilling in Niobrara & Codell. 156 net potential horizontal wells, four wells per 320 acre spacing. Northern Colorado – 96 net potential horizontal Niobrara and 64 net horizontal Greenhorn wells, two wells per 320 acre spacing.
Acreage Expansion	220,009 gross acres (186,215 net) Average Cost Per Acre: $95 net
Experienced and Committed Management	Management has more than 30 years of experience in the DJ Basin and owns ~15% of the shares outstanding
Operations	Interests in 189 gross wells (142 net) of which Synergy operates 139

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION

- **Efficient use of capital**
- **Build reserves and cash flow to fund future drilling**
- **Significant upside potential from multiple pay zones and horizontal wells targeting the Niobrara, Codell & Greenhorn**

Low Drilling and Completion Costs

Rapid Return on Investment

High Success Rate
(99% of Wells in Wattenberg Field Are Completed)

Low Lifting Costs
($2.72 per BOE)

F & D Costs
($14.84 per BOE)

Horizontal Drilling in Niobrara, Codell & Greenhorn

Liquid-Rich Natural Gas
(High BTU Content)

Long Life Production and Reserves
(30+ Years)

Takeaway Capacity
(Enhanced in Rocky Mountain Region)

93 Vertical Wells Drilled by Synergy Resources

- **TK Farms Wells-** Sec.36, T7N, R66W- 5 wells producing
- **Northridge Wells-** Sec.4, T5N, R66W- 6 wells producing
- **Wiedeman Wells-** Sec.32, T6N, R66W- 4 wells producing
- **Meyer Wells-** Sec.21, T5N, R66W- 7 wells producing
- **State Wells-** Sec.16, T4N, R67W- 8 wells producing
- **M&T Farm Wells-** Sec.10, T6N, R65W- 6 wells producing
- **Pratt Wells-** Sec.29, T1N, R68W- 14 wells producing
- **Margil Wells-** Sec.3, T3N, R68W- 11 wells producing
- **Cletcher Wells-** Sec.20, T4N, R68W- 3 wells producing
- **Haythorn Wells-** Sec.36, T7N, R66W- 5 wells producing
- **Leffler Wells-** Sec. 26, T7N, R66W- 4 wells producing
- **Klein Wells-** Sec. 8, T4N, R67W – 6 wells drilled, in completion stage
- **Hilfer Wells-** Sec. 8, T4N, R67W – 2 wells drilled, in completion stage
- **Aims / Greeley CC Wells-** Sec. 10&11, T5N, R66W – 9 wells drilled, in completion stage
- **Margil SE Wells-**Sec. 3, T3N, R68W – 3 of 7 wells drilled



Wattenberg Field
Denver
Synergy Resources Corporate Offices Platteville, CO
N
WYOMING
NEBRASKA
D-J BASIN
COLORADO
KANSAS

SYNERGY
RESOURCES CORPORATION

Largest Producers in the Wattenberg and D-J Basin

SYNERGY RESOURCES CORPORATION

- Anadarko Petroleum (NYSE:APC) – Market Cap $32.08B
  - *Believes the play has net resources potential of 500 million to 1.5 billion BOE; believes it has 1,200 – 2,700 future drilling locations with EURs of 300,000-600,000 per well and expects to drill 160 horizontal wells in 2012 (up from 40 in 2011) utilizing 7 rigs in the Basin.*
- Noble Energy (NYSE:NBL) – Market Cap $14.63B
  - *Holds ~400,000 net acres in the Wattenberg, plans to operate 5-6 rigs in 2012 and is targeting 8-10 wells to be completed per month in 2012. Drilled approximately 80 horizontal wells in 2011, and as of Feb 7, 2012 owns 95 horizontal wells producing from the Niobrara. Plans 12-15 extended-reach laterals in 2012.*
- PDC Energy (Nasdaq:PETD) – Market Cap $517.03mm
  - *PDCs has 366 horizontal opportunities across acres and projects 30 day IP rates to be 450-800 BOEPD and EURs of 300-500 MBOE. Currently operates 1,786 gross wells (vertical and horizontal) in the Wattenberg. PDC drilled 17 horizontal Niobrara wells in 2011 and hopes to rill 27 wells in 2012. Over 70% of PDC's project inventory is in the Wattenberg Field.*
- EnCana (NYSE:ECA) – Market Cap $15.96B
  - *Possess 48,000 net acres in the D-J Basin. ECA has drilled 5 horizontal wells in the Niobrara, each delivering IP rates of 260-740 BOEPD. ECA plans to drill an additional 10 wells during the first half of 2012 and has identified nearly 200 well locations on its acreage.*
- Bill Barrett Corporation (NYSE:BBG) – Market Cap $807.34mm
  - *BBG has 283 gross drilling locations and 2 active rigs in the D-J Basin as of Q4 2011. Paid $150 million for 28,000 net acres and 650 BOE per day of production in the D-J Basin. Plans to drill 20-25 horizontal Niobrara wells in 2012.*
- Bonanza Creek Energy (NYSE:BCEI) -- $593.34mm
  - *IPO'd in December of 2011. Has an internal estimate of 215 horizontal Niobrara drilling locations on approximately 29,000 net acres within the Greater Wattenberg Field. Has been experiencing 24 hour IP rates of approximately 900 BOEPD and 30-day rates of 837 BOEPD. Plans on an "aggressive" 24 well program in the Wattenberg in 2012.*
- Marathon Oil (NYSE:MRO) – Market Cap $17.41B
  - *Entered into a joint venture with Marubeni Corp, in which a subsidiary of Mauribeni will pay $270 million for a 30% working interest in MRO's 180,000 net acres in the Niobrara formation, equating to roughly $5,000 per acre*

Anadarko Petroleum Corporation

noble energy

PDC ENERGY

encana natural gas

Bill Barrett Corporation

BONANZA CREEK

MARATHON

Source: Company Presentations and Earnings Calls
Market values as June 20, 2012

In a 11/15/11 APC research report, Bank of America Merrill Lynch estimates individual horizontal well NPVs of ~$7mm and IRR of ~70% in the Wattenberg Field

Leased Acreage



Northern D-J Basin
12,757 net (high liquids)
Chase County, NE
48,321 net (oily)
Hayes County, NE
34,315 net (oily)
Hitchcock County, NE
2,492 net (oily)
Dundy County, NE
23,751 net (oily)
Wattenberg Field, CO
12,506 net (high liquids)
Yuma & Washington Counties, CO
45,407 net (dry gas)
Wyoming
Nebraska
Colorado
Kansas

- **All vertical wells are in the oil and high-liquids portion of the Wattenberg Field in the D-J Basin** (Codell/Niobrara/Greenhorn/J-Sands formations)
- **Greater Wattenberg Field acreage is highly prospective for horizontal Niobrara, horizontal Codell, and horizontal Greenhorn**
- **The Nebraska acreage flanks the Central Kansas Uplift and is highly prospective for Mississippian and Pennsylvanian.**

Wattenberg Field Allows for Horizontal and Vertical Drilling Within the field

SYNERGY RESOURCES CORPORATION


Wyoming
Denver
Arapahoe
Douglas
Elbert


7N65W
6N65W
Eaton
EATON
Leffler 14-1H and 24-1H
PDC Energy Operated Wells
W/2 Sec 1, T6N-R66W
Wake E24-77HN
Noble Energy Operated
W/2 Sec 24, T6N-R65W
Lucerne
Mason Corner
Greeley Junction
Mumper Corner
Cloverly
Lowe
Vertical Wells

Synergy has received notice on 8 additional AFE's on horizontal wells within the 2012 Calendar Year

Synergy has participated in three horizontal Niobrara wells with notable operators in areas which have had considerable prior vertical well development

Nebraska Acreage Multiple Stacked Play

- Own 112,251 net acres in Nebraska that is highly prospective for Upper Pennsylvanian, Cherokee and Mississippian Lime
- Historical production from vertical wells
- Multiple stacked oil play
- Long term leases
- Extension of horizontal oil plays
- Now majors, large cap E&Ps pursuing
  - Apache Corp. (NSYE:APA) recently acquired 580,000 net acres in Nebraska & Kansas



Chase County, NE
48,321 net (oily)
Nebraska
Hayes County, NE
34,315 net (oily)
Dundy County, NE
23,751 net (oily)
Hitchcock County, NE
2,492 net (oily)
Kansas

Multiple Stacked Play



Type Log
Upper Penn
Cherokee
Mississippian
Lime

New Technology

SYNERGY RESOURCES CORPORATION

The use of pad drilling and new technologies leads to improved drilling efficiencies, increased production, reduced costs and environmental impact, and allows for multiple wells from one site targeting the J-Sand/ Greenhorn/Codell/Niobrara formations.


SUSSEX
SHANNON
NIOBRARA
A-BENCH
B-BENCH
C-BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Industry Leaders Projected
Horizontal Niobrara Single Well Economics

	30 Day IP Rate	Estimated Ultimate Recovery	Source
Anadarko Petroleum (APC)	800 BOEPD	300,000 to 600,000 BOE	Tudor, Pickering, Holt 2012 Conference Presentation, Mar 2012
Noble Energy (NBL)	~550 BOEPD	310,000+ BOE	Howard Weil Energy Conference Mar 2012
PDC Energy (PETD)	450-800 BOEPD	300,00 to 500,000 BOE	Howard Weil Energy Conference Mar 2012


Niobrara

Vertical Well Strategy

SYNERGY RESOURCES CORPORATION

Production Per Zone Per Vertical Well*



Barrels of Oil Equivalent Per Day
200
180
160
140
120
100
80
60
40
20
0
J-Sand
Codell
Niobrara
Comingled
Candidate for Refrac
Year 1
Year 2
Year 3
Year 4

* Example is shown for illustrative purposes only and does not represent actual results

Maximizing the Barrels of Oil Equivalent per Vertical Well:

By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, Synergy believes it can maximize the BOE's per well and estimates potential ultimate recovery of 120,000 BOEs per well (with refracs)

Analyst at Northland Capital Markets has estimated a $1.1mm NPV per vertical well by exploiting this strategy



SUSSEX
SHANNON
NIOBRARA
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Financial Profile and Recent Developments

SYNERGY
RESOURCES CORPORATION

FINANCIAL PROFILE: NYSE Amex: SYRG

(metrics in millions except per share statistics; as of 06/20/12)

- 52 Week Stock Price Range: $2.20 - $3.75
- Share Price As Of June 20, 2012: $2.84
- Market Capitalization: $145.27
- Shares Outstanding: 51.15
- Warrants Outstanding:
  - 1.0 mm @ $10, Exp: 12/31/12
  - 4.1 mm @ $6, Exp: 12/31/12
  - 9.0 mm @ $6; Exp: 12/31/14
  - 0.8 mm @ avg $1.62, Exp: 12/31/14
- Options Outstanding:
  - 2.0 mm @ $1, Exp: 06/11/13
  - 2.0 mm @ $10, Exp: 06/11/13
  - 0.7 mm of Employee Options
- Current Public Float: ~71%
- Avg. Daily Volume (One Month): 148,400
- Management and Insider Ownership: ~22%
- Institutional Ownership: ~ 15%

OPERATING PROFILE

(metrics in millions and represent 6 months ended 2/29/12)

- Revenue: $10.7
- EBITDA: $7.26; 68%
- Net Income: $7.75 or $0.19 EPS
- Cash And Short-term Investments: $38.85
- Debt Outstanding: $5.40
- Total Assets: $116.54

Mar 21 & Jul 20, 2011
Closed on Monetization of 3,739 Net Acres for $8.6mm

May 25, 2011
Completion of the Petroleum Exploration and Management Acquisition

Dec 30, 2011
Closed on $40.4mm Public Offering ($37.4mm net)

Jan 30, 2012
Participated in first horizontal well with Noble Energy as operator: SYRG owns a 25% Working Interest

Mar 15, 2012
Closed on an agreement to acquire mineral lease interests in approximately 8,875 undeveloped acres in the DJ Basin

Apr 27, 2012
Increased Revolving Line of Credit to $20mm

Jun 2012
Participated in two horizontal wells with PDC Energy as operator. Announced average total daily production of 1,600 BOE.

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION



$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Revenue Mix for MRQ:
Oil = 83%
Gas = 9%
*NGLs = 8%
2Q Feb 2010
3Q May 2010
4Q Aug 2010
1Q Nov 2010
2Q Feb 2011
3Q May 2011
4Q Aug 2011
1Q Nov 2011
2Q Feb 2012

Average Sales Price per Quarter:									
	2Q Feb 2010	3Q May 2010	4Q Aug 2010	1Q Nov 2010	2Q Feb 2011	3Q May 2011	4Q Aug 2011	1Q Nov 2011	2Q Feb 2012
Oil (Bbls)	$ 69.44	$ 73.22	$ 85.37	$ 72.39	$ 83.64	$ 95.15	$ 89.91	$83.03	$92.33
Gas (Mcf)	$ 7.05	$ 4.90	$ 7.57	$ 3.48	$ 4.40	$ 5.34	$ 6.22	$5.23	$2.09
NGLs	*NGLs represented with "Gas" until 2Q Feb 2012								$2.00

EBITDA Growth Per Quarter

SYNERGY RESOURCES CORPORATION



$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
EBITDA % for MRQ: ~71%
2Q Feb 2010
3Q May 2010
4Q Aug 2010
1Q Nov 2010
2Q Feb 2011
3Q May 2011
4Q Aug 2011
1Q Nov 2011
2Q Feb 2012

SYRG Total Gross/Net Wells


Gross/Net Wells
200
150
100
50
0
4
11
9
25
17
36
33
40
46
56
89
124
89
141
116
154
132
172
142
189
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
1Q/Nov 2011
2Q/Feb 2012
3Q/May 2012

SYRG Total Net Acreage


Net Acreage
200,000
160,000
120,000
80,000
40,000
0
11,075
11,118
11,174
13,556
100,419
103,311
161,019
169,579
176,601
186,215
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2010
2Q/Feb 2011
3Q/May 2011
4Q/Aug 2011
1Q/Nov 2011
2Q/Feb 2012
3Q/May 2012

1P Reserve Growth by Year (PV-10)*



$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
* Reserve estimates prepared by Ryder Scott Company
Total 1P PV-10 = $232,957
Total 1P PV-10 = $16,557,726
Total 1P PV-10 = $71,757,843
Total 1P PV-10 = $122,576,027
8/31/2009
8/31/2010
8/31/2011
2/29/2012
PV-10 Reserves
PUD
PDNP
PDP

Summary

SYNERGY RESOURCES CORPORATION

The management team has a well-defined and clear plan for creating shareholder value which includes:

- **Continuing to expand our acreage footprint through leases and acquisitions**
- **Utilizing an aggressive drilling program in proven low-risk areas with predictable rates-of-return**
- **Leveraging management's significant experience and expertise in the basin**
- **Participating with major producers in the horizontal Niobrara**
- **Preparing to drill and operate horizontal wells**

